REPORT OF INDEPENDENT AUDITORS

To the shareholders of
HUMANCLICK LTD.

We have audited the financial statements of HumanClick Ltd. (an Israeli corporation in the development stage; hereafter - the Company): balance sheet as of December 31, 1999 and the related statement of loss, changes in shareholders' equity and cash flows for the period from June 24, 1999 (date of incorporation) to December 31, 1999. These financial statements are the responsibility of the Company's board of directors and management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards, including those prescribed by the Israeli Auditors (Mode of Performance) Regulations, 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the board of directors and management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a fair basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations, changes in shareholders' equity and its cash flows for the period from June 24, 1999 (date of incorporation) to December 31, 1999, in conformity with accounting principles generally accepted in Israel.

Accounting principles generally accepted in Israel vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of the net income for the period ended December 31, 1999 and the determination of the shareholders' equity and financial position at December 31, 1999 to the extent summarized in note 12 to the financial statements.

Without qualifying our opinion, we draw attention to the Company's being in the development stage, as described in note 1.


/s/ KESSELMAN & KESSELMAN

Tel-Aviv, Israel
   July 13, 2000
   Except for notes 1, 8, 12 and 13 for which the date is November 13, 2000

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 1999

                                                                               Note       U.S. dollars
                                                                               ----       -------------
                        Assets

CURRENT ASSETS:
   Cash and cash equivalents                                                    2e           750,401
   Accounts receivable                                                           3            29,643
                                                                                            --------
        Total current assets                                                                 780,044
                                                                                            --------
FIXED ASSETS:                                                                    4
   Cost                                                                                       18,058
   Less - accumulated depreciation                                                             1,067
                                                                                            --------
                                                                                              16,991
                                                                                            --------
        Total assets                                                                         797,035
                                                                                            ========
         Liabilities and shareholders' equity

CURRENT LIABILITIES -
   accounts payable and accruals:
   Trade                                                                                       9,898
   Other                                                                         5            49,808
                                                                                            --------
        Total current liabilities                                                             59,706

LIABILITY FOR EMPLOYEE RIGHTS UPON
   RETIREMENT                                                                    6            23,597
COMMITMENTS                                                                      7
                                                                                            --------
        Total liabilities                                                                     83,303
                                                                                            --------
SHAREHOLDERS' EQUITY:
   Share capital - ordinary shares of NIS 0.01 par value* (authorized -
     3,800,000 shares; issued and paid - 1,561,800 shares)                       8             3,717
   Additional paid-in capital                                                                863,285
   Deficit accumulated during the development stage                                         (153,270)
                                                                                            --------
        Total shareholders' equity                                                           713,732
                                                                                            --------
                                                                                             797,035
                                                                                            ========

* Share numbers are retroactively adjusted to reflect 100% stock split effected on February 27, 2000.

    The accompanying notes are an integral part of the financial Statements.

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                                STATEMENT OF LOSS

             FOR THE PERIOD FROM JUNE 24, 1999* TO DECEMBER 31, 1999

                                                 Note   U.S. dollars
                                                 ----   -------------
  COSTS AND EXPENSES:
     Development costs                            9a        97,996
     General and administrative expenses          9b        76,227
                                                          --------
  LOSS FROM OPERATIONS                                     174,223

  FINANCIAL INCOME - net                                    20,953
                                                          --------
  LOSS FOR THE PERIOD                                      153,270
                                                          ========

                     * Date of incorporation (see note 1a).

    The accompanying notes are an integral part of the financial statements.

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

             FOR THE PERIOD FROM JUNE 24, 1999* TO DECEMBER 31, 1999

                                                                    Deficit
                                                                  accumulated
                                                     Additional   during the
                                            Share      paid-in    development
                                           capital     capital       stage       Total
                                          --------   ----------   -----------   --------
                                                            U.S. dollars
                                          -----------------------------------------------
CHANGES DURING THE PERIOD:
   Issue of share capital (net of share
     issuance expenses of $ 8,758)           3,717     863,285            --     867,002
   Loss for the period                                              (153,270)   (153,270)
                                          --------    --------      --------    --------
BALANCE AT DECEMBER 31, 1999                 3,717     863,285      (153,270)    713,732
                                          ========    ========      ========    ========

                     * Date of incorporation (see note 1a).

    The accompanying notes are an integral part of the financial statements.

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                             STATEMENT OF CASH FLOWS

                       FOR THE PERIOD FROM JUNE 24, 1999*

                              TO DECEMBER 31, 1999

                                                              U.S. dollars
                                                              ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Loss for the period                                          (153,270)
                                                                --------
   Adjustments required to reflect the cash flows
     from operating activities:
     Expenses not involving cash flows:
        Depreciation                                               1,067
        Liability for employee rights upon retirement             23,597
     Changes in operating asset and liability items:
        Increase in accounts receivable                          (29,643)
        Increase in accounts payable and accruals                 59,365
                                                                --------
                                                                  54,386
                                                                --------
   Net cash used in operating activities                         (98,884)

CASH FLOWS FROM INVESTING ACTIVITIES -
   purchase of fixed assets                                      (17,717)

CASH FLOWS FROM FINANCING ACTIVITIES -
   issue of share capital, net of issuance costs                 867,002
                                                                --------
NET INCREASE IN CASH AND CASH EQUIVALENTS -
   BALANCE OF CASH AND CASH EQUIVALENTS
   AT END OF PERIOD                                              750,401
                                                                ========

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION -
   cash paid during the period for interest                          482
                                                                ========

                     * Date of incorporation (see note 1a).

    The accompanying notes are an integral part of the financial statements.

                                     HUMANCLICK LTD.

                    (An Israeli Corporation in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - GENERAL:

      a. HumanClick Ltd. ("the Company" or "HumanClick") - an Israeli corporation in the development stage - was incorporated on June 24, 1999 and commenced operations in August 1999. The Company is a software company developing a program which will enable the users to talk for free to the visitors on their web sites and monitor the traffic on their web sites in real time.

      b. On October 12, 2000, all the Company's shares were acquired by LivePerson, Inc. in exchange for LivePerson, Inc. shares.

      c. On July 13, 2000, the Company published its audited financial statements as of December 31, 1999 and for the period from June 24, 1999 to December 31, 1999. These financial statements include reconciliation to U.S. GAAP, see note 12.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies, applied on a consistent basis, are as follows:

      a.    General:

            1)    Functional currency

                  Most of the revenues of the Company are expected to be received outside Israel, in U.S. dollars ("dollars") and most of the fixed assets were purchased in U.S dollars. Thus, the functional currency of the Company is the dollar.

                  Transactions and balances originally denominated in dollars are presented at their original amounts. Currency transaction gains and losses arising from non-dollar balances and transactions are included in the determination of net income or loss.

            2)    Accounting principles

                  Accounting principles generally accepted in Israel vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of the net income for the period ended December 31, 1999 and the determination of the shareholders' equity and financial position at December 31, 1999, as described in note 12.

            3)    Use of estimates in the preparation of financial statements

                  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                    NOTES TO FINANCIAL STATEMENTS (continued)


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

      b.    Development costs

            Represent software development costs (see note 1a), which are carried to operations as incurred.

      c.    Fixed assets:

            1)    These assets are stated at cost.

            2) The assets are depreciated by the straight-line method, on basis of their estimated useful life.

                  Annual rates of depreciation are as follows:

                                                            %
                                                           --
                     Computers and peripheral equipment    33

                     Furniture and office equipment      6-15

      d.    Deferred taxes

            Deferred taxes are computed in respect of differences between the amounts presented in these statements and those taken into account for tax purposes, see also note 10c.

      e.    Cash equivalents

            The Company considers all highly liquid investments, which include short-term bank deposits (up to three months from date of deposit) that are not restricted as to withdrawal or use, to be cash equivalents.

NOTE 3 - ACCOUNTS RECEIVABLE - OTHER:

                                                     U.S. dollars
                                                     ------------
             VAT refundable                                6,058
             Prepaid expenses                             20,859
             Other                                         2,726
                                                         -------
                                                          29,643
                                                         =======

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                    NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4 - FIXED ASSETS

         Composition of assets, grouped by major classifications, is as follows:


                                                      Accumulated   Depreciated
                                            Cost     depreciation     balance
                                            ----     ------------   -----------
                                                      U.S. dollars
                                            -----------------------------------
            Computers and peripheral
               Equipment                    15,208          998        14,210
            Furniture and office
            equipment                        2,850           69         2,781
                                           -------      -------       -------
                                            18,058        1,067        16,991
                                           =======      =======       =======

NOTE 5 - ACCOUNTS PAYABLE AND ACCRUALS - OTHER:

                                                     U.S. dollars
                                                     ------------
             Employees and employee institutions        35,260
             Accrued expenses                            9,548
             Sundry                                      5,000
                                                       -------
                                                        49,808
                                                       =======

NOTE 6 - EMPLOYEE RIGHTS UPON RETIREMENT:

      a. Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Company's severance pay liability to its employees, based upon the number of years of service and the latest monthly salary, is partly covered by certain insurance policies. Under labor agreements, these insurance policies are, subject to certain limitations, the property of the employees.

      b. The severance pay expense in the period from June 24, 1999 (date of incorporation) to December 31, 1999 was $ 23,597.

                                     HUMANCLICK LTD.

                    (An Israeli Corporation in the Development Stage)

                        NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7 - COMMITMENTS:

      a. The Company has entered into operating lease agreements for the cars it uses. The leases will expire in the year 2002. The lease payments for the next three years, at rates in effect at December 31, 1999, are as follows:

                                        $
                                        -
                   2000              24,938
                   2001              24,938
                   2002              22,260
                                    -------
                                     72,136
                                    =======

            Lease expenses totaled $ 1,781 in the period ended December 31, 1999.

      b. On May 31, 1999, a Release Agreement was signed between the Company and Elemental Software Ltd. ("Elemental"), under which the Company has undertaken not to offer for sale any CRM (customer relationship management) product for a period of two years from May 31, 1999. The Company further agreed that, within such two year period, it will offer its program only in the form of a free service.


NOTE 8 - SHARE CAPITAL AND STOCK OPTIONS, see also note 12:

      a.    Share capital

            On February 27, 2000, the Company's shareholders resolved to perform a stock split of its ordinary shares, so that each share of NIS 1 par value would be split into 100 shares of NIS 0.01 par value. The number of shares in these financial statements, have been restated to give retroactive effect to this split.

      b.    Stock options:

            1) The Company granted 35,124 options to employees at exercise prices of $ 0.77 - $ 2.24. Each option can be exercised to purchase one ordinary share of NIS 0.01 par value. Most of the options will vest ratably over a period of three years from the date of beginning of employment of each employee, or the grant date, as determined by the board committee, provided that the employee is still in HumanClick's employ.

                  The options were granted at fair value at the grant date.

                  After December 31, 1999, the Company granted 37,754 options to employees at exercise prices of $ 0.77 - $ 3.12.

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                    NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 - SHARE CAPITAL AND STOCK OPTIONS, see also note 12 (continued):

            2) On August 1, 1999, HumanClick issued 9,100 options to consultants for the purchase of ordinary shares at an exercise price per share of NIS 0.01. These options expire in August 2006 and vest ratably over a six month service period. On December 1, 1999, the Company issued 15,600 options to a consultant to purchase ordinary shares at an exercise price of $ 2.24. These options expire in December 2006 and vest ratably over a two year service period.

                  After December 31, 1999, the Company granted additional 20,092 options to a consultant at an exercise prices of $ 2.24. The options can be exercised to purchase one ordinary share of NIS
                  0.01 par value of the Company and vest ratably over a period of three years.

NOTE 9 - SUPPLEMENTARY STATEMENT OF LOSS INFORMATION:

      a.    Development costs:

                                                        U.S. dollars
                                                        ------------
               Salaries and employee benefits              81,186
               Rent and maintenance                         5,534
               Communication                                2,161
               Depreciation                                   825
               Other                                        8,290
                                                          -------
                                                           97,996
                                                          =======

      b.    General and administrative expenses:

               Salaries and employee benefits              51,837
               Advertising                                  7,956
               Professional fees                           14,545
               Depreciation                                   242
               Office supplies and printing                   600
               Other                                        1,047
                                                          -------
                                                           76,227
                                                          =======

NOTE 10 - TAXES ON INCOME:

      a. Measurement of results for tax purposes under the Income Tax (Inflationary Adjustments) Law, 1985

            Under this law, results for tax purposes are measured in real terms, in accordance with the changes in the Israeli consumer price index
            (CPI). The Company is taxed under this law.

            The Company is taxed at the rate of 36%.

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                    NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 10 - TAXES ON INCOME (continued):

      b.    Carryforward tax losses

            The Company has carryforward tax losses in the amount of approximately $ 78,000 which can be utilized without any time limits. Under the inflationary adjustments law, the carryforward losses are linked to the Israeli CPI.

      c.    Deferred taxes

            The deferred tax asset, computed at the tax rate of 36%, amounted to approximately $60,000 at December 31, 1999. A full valuation allowance has been provided against the deferred tax asset because of the Company's lack of earnings and the uncertainty relating to the utilization of these losses in the foreseeable future.

      d.    Tax assessments

            The Company has not been assessed for tax purposes since incorporation.

NOTE 11 - TRANSACTIONS WITH INTERESTED PARTIES

            The salaries and employee benefits to interested parties employed by the Company aggregated $ 82,049.


NOTE 12 - EFFECT OF MATERIAL DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING
             PRINCIPLES IN ISRAEL AND IN THE UNITED STATES:

            The Company prepares its financial statements in conformity with Israeli GAAP.

            Accounting principles generally accepted in Israel vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter affected the determination of the net income for the period ended December 31, 1999 and the determination of the shareholders' equity, as follows:

      a.    Stock options granted to employees and consultants (see note 8):

            1)    Stock options granted to employees

                  Under Israeli GAAP, HumanClick did not account for its employee stock option plan using the treatment prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") as permitted by FAS 123. Under APB 25, compensation cost for employee stock option plans is measured using the intrinsic value based method of accounting.

                  The options were granted at exercise prices which represent the fair value of the ordinary shares at the date of issuance. Since the options granted to HumanClick employees have no intrinsic value at their grant dates, no compensation cost should be recorded under U.S. GAAP.

                                     HUMANCLICK LTD.

                    (An Israeli Corporation in the Development Stage)

                        NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 12 - EFFECT OF MATERIAL DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING
             PRINCIPLES IN ISRAEL AND IN THE UNITED STATES (continued):

                  Had compensation cost for the plan been determined based on the fair value at the grant dates, consistent with the method of FAS 123, the Company's net income (loss) would have decreased by $ 897.

                  The following weighted average assumptions were used for estimating the fair value of the options under the Black-Scholes option-pricing model: weighted average dividend yield of 0% for all grants; expected volatility of 50% for all grants; risk-free interest rate (in dollar terms) of 6% for the 26,700 options granted in November 1999 and the 3,124 options granted in December 1999 and of 5.5% for the 5,300 options granted in September 1999.

            2)    Stock options granted to consultants

                  Under Israeli GAAP HumanClick did not account for the options granted to consultants in exchange for services received using the fair value based method of accounting, as prescribed by FAS 123, based on the fair value of the equity instruments issued, which is more reliability measurable than the value of the services received, since such data were unavailable.

                  Service costs - $ 6,392 - were not charged to income in respect of equity instruments granted to consultants, according to FAS 123.

                  The following weighted average assumptions were used for estimating the fair value of the options under the Black-Scholes options-pricing model: weighted average dividend yield of 0% for all grants; expected volatility of 50% for all grants; risk-free interest rate (in dollar terms) of 5.5% for the 9,100 options granted in August 1999 for the 15,600 options granted in December 1999.

            3) The effect of applying APB 25 and FAS123 on the financial statements for the period ended December 31, 1999, is as follows:

                                                      U.S. dollars
                                                      ------------
                  Loss for the period as reported
                     in the statement of loss           153,270
                  Effect of applying APB 25                 -,-
                  Effect of applying FAS 123              7,289
                                                        -------
                  Loss under U.S. GAAP                  160,559
                                                        =======

                                 HUMANCLICK LTD.

                (An Israeli Corporation in the Development Stage)

                    NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 12 - EFFECT OF MATERIAL DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING
             PRINCIPLES IN ISRAEL AND IN THE UNITED STATES (continued):

      b.    Impairment of long-lived assets

            In March 1995, the FASB issued SFAS No. 121 "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of" ("SFAS 121"), to be effective for financial statements for fiscal years beginning after December 15, 1995. SFAS 121 requires that long-lived assets, identifiable intangibles and goodwill related to those assets to be held and used by an entity will be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Under SFAS 121, if the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets is less than the carrying amount of such assets, an impairment loss would be recognized. Adopting this statement in 1999 is not expected to have a material impact on the Company's results of operations or financial position.

      c.    Liability for employee rights upon retirement

            Under Israeli GAAP, amounts funded by purchase of insurance policies, as above, are deducted from the related severance pay liability. Under U.S. GAAP, the amounts funded should be presented as a long-term investment among the Company's assets. No amounts were funded through December 31, 1999.

NOTE 13 - SUBSEQUENT EVENTS:

      a. On August 30, 2000 and September 19, 2000, the Company signed agreements for strategic cooperation with two U.S. companies that provide a variety of internet services to small companies. Under those agreements, the U.S. companies will offer the Company's product to their customers and share the profits from resulting sales with the Company.

      b.    As to options granted to employees and consultants, see note 8.

      c.    As to an agreement to sell the Company shares, see note 1c.

      d.    As to stock split, see note 8.